UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the registrant  ☒
Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive proxy statement.

☒	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

Elevation Series Trust
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:
☐	Fee paid previously with materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

TrueShares Quarterly Bear Hedge ETF

(the “Fund”)

a series of Elevation Series Trust

(the “Trust”)

Supplement dated June 1, 2026, to the

Definitive Proxy Statement (“Proxy Statement”),

dated February 10, 2026, as supplemented

The shareholder meeting disclosed in the February 10, 2026, Proxy Statement (the “Meeting”) and first convened on April 24, 2026, and adjourned to May 29, 2026, has been adjourned and will reconvene on June 17, 2026, via video conference, at 4:00 p.m. Eastern Time.

The original record date for the Meeting was February 6, 2026 (the “Original Record Date”). The officers of the Trust have established a new record date of May 27, 2026 (the “New Record Date”), for the Meeting to be reconvened on June 17, 2026. Therefore, at the reconvened Meeting, shareholders of the Fund, as of May 27, 2026, will be asked to consider and vote to approve a new investment advisory agreement by and between the Trust and TrueMark Investments, LLC, the investment adviser to the Fund (the “Proposal”).

Shareholders who have not previously submitted a valid proxy card, authorized a proxy to vote their shares, have revoked their initial proxy or became a shareholder after February 6, 2026, who do not expect to attend the reconvened Meeting, are encouraged to vote by completing and submitting their proxy card or voting by telephone or through the Internet. Shareholders do not need to take any action if they were a shareholder as of the Original Record Date and the New Record Date, have not changed brokerage accounts and have previously submitted a valid proxy card or authorized a proxy in connection with the Meeting (and have not revoked their proxy). The previous proxy will remain effective as to the number of shares you held on May 27, 2026. Shareholders that desire to change their vote, may vote again, which has the effect of revoking their prior proxy.

For additional information regarding the Proposal, please see the Fund’s Proxy Statement dated February 10, 2026.

* * * * * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FURTHER REFERENCE

ELEVATION SERIES TRUST

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE
1.	Read the proxy statement and have the proxy card at hand.
2.	Follow the simple instructions.

VOTE BY PHONE
1.	Read the proxy statement and have the proxy card at hand.
2.	Follow the simple instructions.

VOTE BY MAIL
1.	Read the proxy statement.
2.	Check the appropriate box(es) on the reverse side of the proxy card.
3.	Sign, date and return the proxy card in the envelope provided

TrueShares Quarterly Bear Hedge ETF

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoints each of Nicholas Adams, Nicholas Austin and Anne Berg, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held telephonically at 4:00 p.m., Eastern Time on June 17, 2026, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)

This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above

Date ______________________________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100352 – TrueShares ETFs

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on June 17, 2026.

The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/truesharesetfs2026

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

    Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board of Directors. It will be voted as specified.

If no specification is made, this proxy shall be voted “FOR” the proposal.

The Board of Directors has voted in favor of the proposal and recommends that you vote “FOR” the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement by and between the Trust and TrueMark Investments, LLC (the “New Advisory Agreement”), the investment adviser to the Funds.	☐	☐	☐

Transact such other business as may properly come before the Meeting.

100352 – TrueShares ETFs